GOODRICH CORPORATION
SEGMENT RESULTS OF OPERATIONS AS REPORTED UNDER THE NEW ORGANIZATION STUCTURE (UNAUDITED)
(DOLLARS IN MILLIONS)

	Full Year	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
	2005	2006	2006	2006	2006	2006
Sales:
Actuation and Landing Systems (formerly Airframe Systems)	$2,126.4	$538.4	$561.9	$556.5	$586.2	$2,243.0
Nacelles and Interior Systems (formerly Engine Systems)	1,734.9	493.8	514.9	464.2	510.6	1,983.5
Electronic Systems	1,535.2	391.6	406.4	415.3	438.5	1,651.8

Total Sales	$5,396.5	$1,423.8	$1,483.2	$1,436.0	$1,535.3	$5,878.3

Operating Income:
Actuation and Landing Systems	$111.4	$23.3	$39.3	$43.0	$35.0	$140.6
Nacelles and Interior Systems	321.9	104.8	114.8	103.4	94.8	417.8
Electronic Systems	188.4	42.9	54.1	56.8	65.5	219.3

Total Segment Operating Income (1)	621.7	171.0	208.2	203.2	195.3	777.7

Corporate General and Administrative Costs	(88.4)	(27.2)	(23.9)	(23.0)	(30.9)	(105.0)
Unallocated ERP Implementation Costs	—	(1.1)	(5.5)	(5.8)	(4.0)	(16.4)
Pension Curtailment	—	—	(10.9)	—	—	(10.9)

Total Operating Income	$533.3	$142.7	$167.9	$174.4	$160.4	$645.4

Segment Operating Income as a Percent of Sales:
Actuation and Landing Systems	5.2%	4.3%	7.0%	7.7%	6.0%	6.3%
Nacelles and Interior Systems	18.6%	21.2%	22.3%	22.3%	18.6%	21.1%
Electronic Systems	12.3%	11.0%	13.3%	13.7%	14.9%	13.3%

Total Segment Operating Income as a Percent of Sales	11.5%	12.0%	14.0%	14.2%	12.7%	13.2%

Total Operating Income as a Percent of Sales	9.9%	10.0%	11.3%	12.1%	10.4%	11.0%

(1)	Segment operating income is total segment revenue reduced by operating expenses directly identifiable with our business segments except for the pension curtailment and certain enterprise ERP implementation expenses which were not allocated to the segments. Segment operating income is used by management to assess the operating performance of the segments. See reconciliation of total segment operating income to total operating income above.

GOODRICH CORPORATION
COMPONENTS OF CHANGES RESULTING FROM
SEGMENT REORGANIZATION AND OTHER CHANGES (UNAUDITED)
(DOLLARS IN MILLIONS)

	Old		ERP	Customer	New
Full Year	Organizational	Segment	Implementation	Services	Organizational
2005	Structure	Reorganization	Costs (2)	Reallocation	Structure

Sales:
Actuation and Landing Systems	$1,854.2	$244.6	$—	$27.6	$2,126.4
Nacelles and Interior Systems	2,237.6	(378.9)	—	(123.8)	1,734.9
Electronic Systems	1,304.7	134.3	—	96.2	1,535.2

Total Sales	$5,396.5	$—	$—	$—	$5,396.5

Operating Income:
Actuation and Landing Systems	$76.0	$32.2	$—	$3.2	$111.4
Nacelles and Interior Systems	399.8	(62.8)	—	(15.1)	321.9
Electronic Systems	145.9	30.6	—	11.9	188.4

Total Segment Operating Income (1)	621.7	—	—	—	621.7

Corporate General and Administrative Costs	(88.4)	—	—	—	(88.4)
Unallocated ERP Implementation Costs	—	—	—	—	—
Pension Curtailment	—	—	—	—	—

Total Operating Income	$533.3	$—	$—	$—	$533.3

Segment Operating Income as a Percent of Sales:
Actuation and Landing Systems	4.1%				5.2%
Nacelles and Interior Systems	17.9%				18.6%
Electronic Systems	11.2%				12.3%

Total Segment Operating Income as a Percent of Sales	11.5%				11.5%

Total Operating Income as a Percent of Sales	9.9%				9.9%

(1)	Segment operating income is total segment revenue reduced by operating expenses directly identifiable with our business segments except for the pension curtailment and certain enterprise ERP implementation expenses which were not allocated to the segments. Segment operating income is used by management to assess the operating performance of the segments. See reconciliation of total segment operating income to total operating income above.

(2)	No Enterprise ERP implementation costs were incurred in 2005.

GOODRICH CORPORATION
COMPONENTS OF CHANGES RESULTING FROM
SEGMENT REORGANIZATION AND OTHER CHANGES (UNAUDITED)
(DOLLARS IN MILLIONS)

	Old		ERP	Customer	New
1st Quarter	Organizational	Segment	Implementation	Services	Organizational
2006	Structure	Reorganization	Costs	Reallocation	Structure

Sales:
Actuation and Landing Systems	$470.3	$63.0	$—	$5.1	$538.4
Nacelles and Interior Systems	610.5	(91.4)	—	$(25.3)	493.8
Electronic Systems	343.0	28.4	—	$20.2	391.6

Total Sales	$1,423.8	$—	$—	$—	$1,423.8

Operating Income:
Actuation and Landing Systems	$14.3	$7.3	$0.4	$1.3	$23.3
Nacelles and Interior Systems	118.7	(10.5)	0.5	(3.9)	104.8
Electronic Systems	36.9	3.2	0.2	2.6	42.9

Total Segment Operating Income (1)	169.9	—	1.1	—	171.0

Corporate General and Administrative Costs	(27.2)	—	—	—	(27.2)
Unallocated ERP Implementation Costs	—	—	(1.1)	—	(1.1)
Pension Curtailment	—	—	—	—	—

Total Operating Income	$142.7	$—	$—	$—	$142.7

Segment Operating Income as a Percent of Sales:
Actuation and Landing Systems	3.0%				4.3%
Nacelles and Interior Systems	19.4%				21.2%
Electronic Systems	10.8%				11.0%

Total Segment Operating Income as a Percent of Sales	11.9%				12.0%

Total Operating Income as a Percent of Sales	10.0%				10.0%

(1)	Segment operating income is total segment revenue reduced by operating expenses directly identifiable with our business segments except for the pension curtailment and certain enterprise ERP implementation expenses which were not allocated to the segments. Segment operating income is used by management to assess the operating performance of the segments. See reconciliation of total segment operating income to total operating income above.

GOODRICH CORPORATION
COMPONENTS OF CHANGES RESULTING FROM
SEGMENT REORGANIZATION AND OTHER CHANGES (UNAUDITED)
(DOLLARS IN MILLIONS)

	Old		ERP	Customer	New
2nd Quarter	Organizational	Segment	Implementation	Services	Organizational
2006	Structure	Reorganization	Costs	Reallocation	Structure
Sales:
Actuation and Landing Systems	$488.6	$67.5	$—	$5.8	$561.9
Nacelles and Interior Systems	634.6	(95.5)	—	$(24.2)	514.9
Electronic Systems	360.0	28.0	—	$18.4	406.4

Total Sales	$1,483.2	$—	$—	$—	$1,483.2

Operating Income:
Actuation and Landing Systems	$28.0	$7.9	$2.0	$1.4	$39.3
Nacelles and Interior Systems	128.9	(10.6)	2.2	(5.7)	114.8
Electronic Systems	45.8	2.7	1.3	4.3	54.1

Total Segment Operating Income (1)	202.7	—	5.5	—	208.2

Corporate General and Administrative Costs	(23.9)	—	—	—	(23.9)
Unallocated ERP Implementation Costs	—	—	(5.5)	—	(5.5)
Pension Curtailment	(10.9)	—	—	—	(10.9)

Total Operating Income	$167.9	$—	$—	$—	$167.9

Segment Operating Income as a Percent of Sales:
Actuation and Landing Systems	5.7%				7.0%
Nacelles and Interior Systems	20.3%				22.3%
Electronic Systems	12.7%				13.3%

Total Segment Operating Income as a Percent of Sales	13.7%				14.0%

Total Operating Income as a Percent of Sales	11.3%				11.3%

(1)	Segment operating income is total segment revenue reduced by operating expenses directly identifiable with our business segments except for the pension curtailment and certain enterprise ERP implementation expenses which were not allocated to the segments. Segment operating income is used by management to assess the operating performance of the segments. See reconciliation of total segment operating income to total operating income above.

GOODRICH CORPORATION
COMPONENTS OF CHANGES RESULTING FROM
SEGMENT REORGANIZATION AND OTHER CHANGES (UNAUDITED)
(DOLLARS IN MILLIONS)

	Old		ERP	Customer	New
3rd Quarter	Organizational	Segment	Implementation	Services	Organizational
2006	Structure	Reorganization	Costs	Reallocation	Structure
Sales:
Actuation and Landing Systems	$481.1	$69.4	$—	$6.0	$556.5
Nacelles and Interior Systems	582.5	(92.1)	—	$(26.2)	464.2
Electronic Systems	372.4	22.7	—	$20.2	415.3

Total Sales	$1,436.0	$—	$—	$—	$1,436.0

Operating Income:
Actuation and Landing Systems	$30.8	$9.0	$2.1	$1.1	$43.0
Nacelles and Interior Systems	116.2	(10.8)	2.4	(4.4)	103.4
Electronic Systems	50.4	1.8	1.3	3.3	56.8

Total Segment Operating Income (1)	197.4	—	5.8	—	203.2

Corporate General and Administrative Costs	(23.0)	—	—	—	(23.0)
Unallocated ERP Implementation Costs	—	—	(5.8)	—	(5.8)
Pension Curtailment	—	—	—	—	—

Total Operating Income	$174.4	$—	$—	$—	$174.4

Segment Operating Income as a Percent of Sales:
Actuation and Landing Systems	6.4%				7.7%
Nacelles and Interior Systems	19.9%				22.3%
Electronic Systems	13.5%				13.7%

Total Segment Operating Income as a Percent of Sales	13.7%				14.2%

Total Operating Income as a Percent of Sales	12.1%				12.1%

(1)	Segment operating income is total segment revenue reduced by operating expenses directly identifiable with our business segments except for the pension curtailment and certain enterprise ERP implementation expenses which were not allocated to the segments. Segment operating income is used by management to assess the operating performance of the segments. See reconciliation of total segment operating income to total operating income above.

GOODRICH CORPORATION
COMPONENTS OF CHANGES RESULTING FROM
SEGMENT REORGANIZATION AND OTHER CHANGES (UNAUDITED)
(DOLLARS IN MILLIONS)

	Old		ERP	Customer	New
4th Quarter	Organizational	Segment	Implementation	Services	Organizational
2006	Structure	Reorganization	Costs	Reallocation	Structure
Sales:
Actuation and Landing Systems	$510.6	$68.7	$—	$6.9	$586.2
Nacelles and Interior Systems	627.7	(93.5)	—	$(23.6)	510.6
Electronic Systems	397.0	24.8	—	$16.7	438.5

Total Sales	$1,535.3	$—	$—	$—	$1,535.3

Operating Income:
Actuation and Landing Systems	$24.4	$8.2	$1.4	$1.0	$35.0
Nacelles and Interior Systems	107.2	(10.9)	1.7	(3.2)	94.8
Electronic Systems	59.7	2.7	0.9	2.2	65.5

Total Segment Operating Income (1)	191.3	—	4.0	—	195.3

Corporate General and Administrative Costs	(30.9)	—	—	—	(30.9)
Unallocated ERP Implementation Costs	—	—	(4.0)	—	(4.0)
Pension Curtailment	—	—	—	—	—

Total Operating Income	$160.4	$—	$—	$—	$160.4

Segment Operating Income as a Percent of Sales:
Actuation and Landing Systems	4.8%				6.0%
Nacelles and Interior Systems	17.1%				18.6%
Electronic Systems	15.0%				14.9%

Total Segment Operating Income as a Percent of Sales	12.5%				12.7%

Total Operating Income as a Percent of Sales	10.4%				10.4%

(1)	Segment operating income is total segment revenue reduced by operating expenses directly identifiable with our business segments except for the pension curtailment and certain enterprise ERP implementation expenses which were not allocated to the segments. Segment operating income is used by management to assess the operating performance of the segments. See reconciliation of total segment operating income to total operating income above.

GOODRICH CORPORATION
COMPONENTS OF CHANGES RESULTING FROM
SEGMENT REORGANIZATION AND OTHER CHANGES (UNAUDITED)
(DOLLARS IN MILLIONS)

	Old		ERP	Customer	New
Full Year	Organizational	Segment	Implementation	Services	Organizational
2006	Structure	Reorganization	Costs	Reallocation	Structure
Sales:
Actuation and Landing Systems	$1,950.6	$268.6	$—	$23.8	$2,243.0
Nacelles and Interior Systems	2,455.3	(372.5)	—	(99.3)	1,983.5
Electronic Systems	1,472.4	103.9	—	75.5	1,651.8

Total Sales	$5,878.3	$—	$—	$—	$5,878.3

Operating Income:
Actuation and Landing Systems	$97.5	$32.4	$5.9	$4.8	$140.6
Nacelles and Interior Systems	471.0	(42.8)	6.8	(17.2)	417.8
Electronic Systems	192.8	10.4	3.7	12.4	219.3

Total Segment Operating Income (1)	761.3	—	16.4	—	777.7

Corporate General and Administrative Costs	(105.0)	—	—	—	(105.0)
Unallocated ERP Implementation Costs	—	—	(16.4)	—	(16.4)
Pension Curtailment	(10.9)	—	—	—	(10.9)

Total Operating Income	$645.4	$—	$—	$—	$645.4

Segment Operating Income as a Percent of Sales:
Actuation and Landing Systems	5.0%				6.3%
Nacelles and Interior Systems	19.2%				21.1%
Electronic Systems	13.1%				13.3%

Total Segment Operating Income as a Percent of Sales	13.0%				13.2%

Total Operating Income as a Percent of Sales	11.0%				11.0%

(1)	Segment operating income is total segment revenue reduced by operating expenses directly identifiable with our business segments except for the pension curtailment and certain enterprise ERP implementation expenses which were not allocated to the segments. Segment operating income is used by management to assess the operating performance of the segments. See reconciliation of total segment operating income to total operating income above.